Share-based payments	9 Months Ended
Jul. 31, 2024
Text Block [Abstract]
Share-based payments
14.	Share-based payments
In Q1 2024, the Bank granted
2,675,932 options with an exercise price of $59.99 per option and a weighted average fair value of $7.67 to select employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year.
The Bank recorded an increase to equity – other reserves of $1 million
for the three months ended July 31, 2024 and $11 million for the nine months ended July 31, 2024 (July 31, 2023 – $2 million and $12 million), as a result of equity-classified share-based payment expense.